Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of First Quarter 2013 (1)

(Unaudited)

	Actual Results	Guidance as of April 30, 2013
Dollars in thousands, except per share	1Q 2013	2Q 2013	Full-Year 2013
Per Share Metrics
FFO per common share, diluted	$0.35	$0.33 to $0.35	$1.36 to $1.42
FFO as Adjusted per common share, diluted	$0.34	$0.33 to $0.35	$1.33 to $1.39
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.31	$0.27 to $0.29	$1.17 to $1.23
Weighted average diluted shares/units (M)	263.6	263.6	265.6
Dividend per share	$0.235	—	0.94 (2)
Same-Store Operating Metrics
Revenue growth	5.4%	—	4.0% to 5.0%
Expense growth	3.4%	—	2.75% to 3.25%
NOI growth	6.3%	—	4.25% to 6.0%
Physical occupancy	95.5%	—	95.5%

	Homes	Communities	% of Total NOI
Property Metrics
Same-Store	37,096	132	76.2%
Stabilized, Non-Mature	2,146	7	5.7%
Redevelopment (Total Estimated Cost: $171.4M)	2,253	3	5.9%
Development, completed	255	1	0.0%
Non-Residential / Other	N/A	N/A	2.6%
Operating Joint Venture (3)	9,558	39	9.6%

Sub-total, completed homes	51,308	182	100%

Under Development (Total Estimated Cost: $880.8M)	2,367	7	—
Joint Venture Development (Total Estimated Cost: $140.6M)	520	2	—

Total expected homes	54,195	191	100%

Balance Sheet Metrics (adjusted for non-recurring items)

	1Q 2013		1Q 2012
Interest Coverage Ratio	3.04	x	2.75	x
Fixed Charge Coverage Ratio	2.97	x	2.62	x
Leverage Ratio	39.4%		44.6%
Net Debt-to-EBITDA	7.3	x	8.1	x

Market Capitalization

	1Q 2013	% of Total
Total debt	$3,499,107	35.4%
Common stock equivalents	6,377,242	64.6%

Total market capitalization	$9,876,349	100.0%

(1)	See Attachment 16 for definition and other terms.
(2)	Annualized for 2013.
(3)	Joint venture NOI is based on UDR’s pro rata share. Homes and communities at 100%.

Attachment 1 UDR, Inc. Consolidated Statements of Operations (1) (Unaudited)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2013	2012
REVENUES:
Rental income (2)	$184,301	$172,242
Joint venture management and other fees	2,923	2,989

Total revenues	187,224	175,231

OPERATING EXPENSES:
Property operating and maintenance	35,461	34,389
Real estate taxes and insurance	23,524	20,911
Property management	5,068	4,737
Other operating expenses	1,643	1,383
Real estate depreciation and amortization	83,442	87,907
General and administrative	9,476	9,379
Hurricane-related (recoveries) charges, net	(3,021)	—
Other depreciation and amortization	1,146	918

Total operating expenses	156,739	159,624

Operating income	30,485	15,607
Loss from unconsolidated entities	(2,802)	(2,691)
Interest expense	(30,981)	(39,173)
Other debt (charges) benefits, net (3)	—	4,428

Total interest expense	(30,981)	(34,745)
Interest and other income, net	1,016	694

Loss before income taxes and discontinued operations	(2,282)	(21,135)
Tax benefit, net	1,973	—
Tax valuation allowance for RE3 (4)	—	22,876

(Loss) income from continuing operations	(309)	1,741
Income from discontinued operations, net of tax	—	84,887

Net (loss) income	(309)	86,628
Net loss (income) attributable to non-controlling interests	41	(3,472)

Net (loss) income attributable to UDR, Inc.	(268)	83,156
Distributions to preferred stockholders—Series E (Convertible)	(931)	(931)
Distributions to preferred stockholders—Series G	—	(1,377)

Net (loss) income attributable to common stockholders	$(1,199)	$80,848

(Loss) income per weighted average common share—basic and diluted:
Loss from continuing operations attributable to common stockholders	$0.00	($0.02)
Income from discontinued operations	$0.00	$0.38
Net (loss) income attributable to common stockholders	$0.00	$0.37
Common distributions declared per share	$0.235	$0.220
Weighted average number of common shares outstanding—basic and diluted	249,917	221,500

(1)	See Attachment 16 for definitions and other terms.
(2)	1Q 2013 is impacted by $1.4 million of lost rent due to business interruption.
(3)	Includes prepayment penalties, write-off of deferred financing costs and fair market value adjustments on early debt extinguishment.
(4)	Includes the net tax benefit from the one-time reversal of a valuation allowance from the Company’s taxable REIT subsidiary (“TRS”).

Attachment 2 UDR, Inc. Funds From Operations (1) (Unaudited)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2013	2012
Net (loss) income attributable to UDR, Inc.	$(268)	$83,156
Distributions to preferred stockholders	(931)	(2,308)
Real estate depreciation and amortization, including discontinued operations	83,442	94,247
Non-controlling interest	(41)	3,472
Real estate depreciation and amortization on unconsolidated joint ventures	9,005	7,423
Net gain on the sale of depreciable property in discontinued operations, excluding RE3	—	(80,525)
Tax valuation allowance for RE3	—	(22,876)

Funds from operations (“FFO”)—basic	$91,207	$82,589

Distribution to preferred stockholders—Series E (Convertible)	931	931

FFO, diluted	$92,138	$83,520

FFO per common share, basic	$0.35	$0.36

FFO per common share, diluted	$0.35	$0.35

Weighted average number of common shares and OP Units outstanding—basic	259,298	230,921

Weighted average number of common shares, OP Units, and common stock equivalents outstanding—diluted	263,626	235,916

Impact of adjustments to FFO:
Acquisition-related costs (including JV’s)	—	606
Benefit associated with debt extinguishment	—	(4,428)
Hurricane-related recoveries, net	(2,834)	—

	$(2,834)	$(3,822)

FFO as Adjusted, diluted	$89,304	$79,698

FFO as Adjusted per common share, diluted	$0.34	$0.34

Recurring capital expenditures	(6,762)	(7,734)

AFFO	$82,542	$71,964

AFFO per common share, diluted	$0.31	$0.31

(1)	See Attachment 16 for definitions and other terms.

Attachment 3 UDR, Inc. Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
In thousands, except share and per share amounts	(unaudited)	(audited)
ASSETS
Real estate owned:
Real estate held for investment	$7,729,300	$7,564,780
Less: accumulated depreciation	(2,006,349)	(1,923,429)

	5,722,951	5,641,351
Real estate under development (net of accumulated depreciation of $1,133 and $1,253)	451,683	489,795

Total real estate owned, net of accumulated depreciation	6,174,634	6,131,146
Cash and cash equivalents	7,121	12,115
Restricted cash	24,628	23,561
Deferred financing costs, net	23,654	24,990
Notes receivable, net	66,193	64,006
Investment in and advances to unconsolidated joint ventures	461,397	477,631
Other assets	133,154	125,654

Total assets	$6,890,781	$6,859,103

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,425,663	$1,430,135
Unsecured debt	2,073,444	1,979,198
Real estate taxes payable	11,132	14,076
Accrued interest payable	29,404	30,937
Security deposits and prepaid rent	48,448	42,589
Distributions payable	61,907	57,915
Accounts payable, accrued expenses, and other liabilities	83,060	87,003

Total liabilities	3,733,058	3,641,853
Redeemable non-controlling interests in operating partnership	225,595	223,418
Equity:
Preferred stock, no par value; 50,000,000 shares authorized 2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2012)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized 250,741,559 shares issued and outstanding (250,139,408 shares at December 31, 2012)	2,507	2,501
Additional paid-in capital	4,101,683	4,098,882
Distributions in excess of net income	(1,210,054)	(1,143,781)
Accumulated other comprehensive loss, net	(9,499)	(11,257)

Total stockholders’ equity	2,931,208	2,992,916
Non-controlling interest	920	916

Total equity	2,932,128	2,993,832

Total liabilities and equity	$6,890,781	$6,859,103

Attachment 4(A) UDR, Inc. Selected Financial Information(1) (Unaudited)

	1Q 2013 Weighted	March 31,
Common Stock Equivalents	Average	2013
Common shares	249,916,533	249,980,073
Stock options and restricted stock	1,293,358	1,289,730
Operating partnership units	7,629,354	7,574,306
Preferred operating partnership units	1,751,671	1,751,671
Convertible preferred Series E stock	3,035,548	3,035,548

Total common stock equivalents	263,626,464	263,631,328

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,499,107	35.4%
Common stock equivalents at $24.19	6,377,242	64.6%

Total market capitalization	$9,876,349	100.0%

				Gross	% of
	Number of	1Q 2013 NOI(1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,879	$83,510	66.6%	$5,854,365	71.6%
Encumbered assets	13,871	41,806	33.4%	2,327,751	28.4%

	41,750	$125,316	100.0%	$8,182,116	100.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(B) UDR, Inc. Selected Financial Information (Unaudited)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed	$1,082,139	(1)	30.9%	5.2%	4.6
	Floating	343,524	(2)	9.8%	1.6%	6.1

	Combined	1,425,663		40.7%	4.4%	5.0
Unsecured	Fixed	1,868,444	(3)	53.4%	4.7%	3.9
	Floating	205,000		5.9%	1.2%	2.6

	Combined	2,073,444		59.3%	4.3%	3.8
Total Debt	Fixed	2,950,583		84.3%	4.9%	4.1
	Floating	548,524		15.7%	1.5%	4.8

	Combined	$3,499,107		100.0%	4.3%	4.2

Debt Maturities, In thousands

			Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$37,415		$122,500	$—		$159,915	4.6%	4.9%
2014	36,129	(4)	312,429	—		348,558	10.0%	5.3%
2015	200,716		324,945	170,000	(5)	695,661	19.9%	4.4%
2016	133,238	(6)	433,260	—		566,498	16.2%	3.6%
2017	257,434		—	—		257,434	7.4%	4.4%
2018	224,787		297,785	—		522,572	14.9%	4.2%
2019	508,944		—	—		508,944	14.5%	4.2%
2020	—		—	—		—	—	—
2021	—		—	—		—	—	—
2022	—		396,849	—		396,849	11.3%	4.7%
Thereafter	27,000		15,676	—		42,676	1.2%	3.7%

	$1,425,663		$1,903,444	$170,000		$3,499,107	100.0%	4.3%

Debt Maturities With Extensions, in thousands

		Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt	Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$37,415	$122,500	$—		$159,915	4.6%	4.9%
2014	—	312,429	—		312,429	8.9%	5.3%
2015	236,845	324,945	—		561,790	16.1%	5.4%
2016	63,119	433,260	170,000	(5)	666,379	19.1%	2.7%
2017	327,553	—	—		327,553	9.4%	4.7%
2018	224,787	297,785	—		522,572	14.9%	4.2%
2019	508,944	—	—		508,944	14.5%	4.2%
2020	—	—	—		—	—	—
2021	—	—	—		—	—	—
2022	—	396,849	—		396,849	11.3%	4.7%
Thereafter	27,000	15,676	—		42,676	1.2%	3.7%

	$1,425,663	$1,903,444	$170,000		$3,499,107	100.0%	4.3%

(1)	Includes $194.8 million of floating rate debt that has been fixed using interest rate swaps at an average rate of 4.25%.
(2)	Includes $184.7 million of debt with an average interest cap of 6.1%.
(3)	Includes $315.0 million of debt that has been fixed using interest rate swaps at an average rate of 2.85%.
(4)	Includes $36.1 million of permanent financing with a one year extension at UDR’s option.
(5)	UDR’s $900 million line of credit has an initial term of four years, includes a one-year extension option and contains an accordion feature that allows UDR to increase the facility to $1.35 billion. The credit facility carries an interest rate equal to LIBOR plus a spread of 122.5 basis points and a facility fee of 22.5 basis points.
(6)	Includes $70.1 million permanent financing with a one-year extension at UDR’s option.

Attachment 4(C) UDR, Inc. Selected Financial Information (1) (Unaudited)

Coverage Ratios	Quarter Ended March 31, 2013
Net (loss) income attributable to UDR, Inc.	$(268)
Adjustments (includes continuing and discontinued operations):
Interest expense	30,981
Real estate depreciation and amortization	83,442
Real estate depreciation and amortization on unconsolidated joint ventures	9,005
Other depreciation and amortization	1,146
Non-controlling interests	(41)
Net loss/(gain) on the sale of depreciable property, excluding RE3	—
Income tax expense/(benefit)	(1,973)

EBITDA	$122,292

Hurricane-related recoveries, net	(2,834)

EBITDA—adjusted for non-recurring items	$119,458

Annualized EBITDA—adjusted for non-recurring items	$477,832

Interest expense	$30,981
Capitalized interest expense	8,371

Total interest	$39,352
Preferred dividends	$931
Total debt	$3,499,107
Cash	7,121

Net debt	$3,491,986

Interest Coverage Ratio	3.11x

Fixed Charge Coverage Ratio	3.04x

Interest Coverage Ratio—adjusted for non-recurring items	3.04x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	2.97x

Net Debt-to-EBITDA, adjusted for non-recurring items	7.3x

Debt Covenant Overview Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	43.3%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.6	Yes
Maximum Secured Debt Ratio	≤40.0%	21.2%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	282.4%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	39.4%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.0	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	16.0%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	311.4%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody’s Investors Service	Baa2	Baa3	Stable
Standard & Poor’s	BBB	BB+	Stable

(1)	See Attachment 16 for definition and other terms.
(2)	As defined in our Credit Agreement dated October 25, 2011.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5 UDR, Inc. Operating Information (1) (Unaudited)

Dollars in thousands	Total Homes	Quarter Ended March 31, 2013	Quarter Ended December 31, 2012	Quarter Ended September 30, 2012	Quarter Ended June 30, 2012	Quarter Ended March 31, 2012
Revenues
Same-Store Communities	37,096	$153,913	$152,751	$151,611	$149,264	$146,051
Stabilized, Non-Mature Communities	2,146	11,292	11,446	11,404	10,185	7,961
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	2,253	13,588	13,818	13,745	14,065	14,292
Development Communities	255	755	184	85	121	17
Non-Residential / Other	—	4,753	4,246	4,921	3,840	3,921

Total	41,750	$184,301	$182,445	$181,766	$177,475	$172,242

Expenses
Same-Store Communities		$48,177	$46,896	$49,186	$47,539	$46,590
Stabilized, Non-Mature Communities		3,438	3,272	3,653	3,243	2,724
Acquired Communities		—	—	—	—	—
Redevelopment Communities		5,453	5,248	5,529	5,525	5,469
Development Communities		735	494	184	66	(15)
Non-Residential / Other		1,182	1,654	920	769	532

Total		$58,985	$57,564	$59,472	$57,142	$55,300

Net Operating Income
Same-Store Communities		$105,736	$105,855	$102,425	$101,725	$99,461
Stabilized, Non-Mature Communities		7,854	8,174	7,751	6,942	5,237
Acquired Communities		—	—	—	—	—
Redevelopment Communities		8,135	8,570	8,216	8,540	8,823
Development Communities		20	(310)	(99)	55	32
Non-Residential / Other		3,571	2,592	4,001	3,071	3,389

Total		$125,316	$124,881	$122,294	$120,333	$116,942

Operating Margin

Same-Store Communities		68.7%	69.3%	67.6%	68.2%	68.1%

Total Revenue Per Occupied Home
Same-Store Communities		$1,448	$1,433	$1,422	$1,399	$1,374
Stabilized, Non-Mature Communities		1,846	1,864	1,855	1,904	2,199
Acquired Communities		—	—	—	—	—
Redevelopment Communities		2,354	2,377	2,341	2,318	2,272
Development Communities		2,116	2,253	—	—	—

Total		$1,514	$1,503	$1,490	$1,470	$1,395

Average Physical Occupancy
Same-Store Communities		95.5%	95.8%	95.8%	95.9%	95.5%
Stabilized, Non-Mature Communities		95.0%	95.4%	95.5%	92.0%	79.8%
Acquired Communities		n/a	n/a	n/a	n/a	n/a
Redevelopment Communities		85.4%	86.0%	86.9%	89.7%	93.0%
Development Communities		34.4%	28.1%	0.0%	0.0%	0.0%

Total		94.6%	95.1%	95.3%	94.9%	94.3%

Return on Invested Capital

Same-Store Communities		7.2%	7.0%	6.9%	6.9%	6.8%

Sold and Held For Disposition Communities
Revenues		$—	$—	$—	$13,215	$17,101
Expenses		—	—	—	4,637	5,929

Net Operating Income		$—	$—	$—	$8,578	$11,172

(1)	See Attachment 16 for definition and other terms.

Attachment 6 UDR, Inc. Same-Store Operating Expense Information (Dollars in Thousands) (Unaudited)

Year-Over-Year Comparison	% of 1Q 2013 SS Operating Expenses	1Q 2013	1Q 2012	% Change
Real estate taxes	34.2%	$16,454	$15,046	9.4%
Personnel	24.5%	11,803	11,196	5.4%
Utilities	16.3%	7,870	7,671	2.6%
Repair and maintenance	14.4%	6,934	7,233	-4.1%
Administrative and marketing	6.2%	2,999	3,120	-3.9%
Insurance	4.4%	2,117	2,324	-8.9%

Same-store operating expenses	100.0%	$48,177	$46,590	3.4%

Same-store Homes	37,096

	% of 1Q 2013
	SS Operating
Sequential Comparison	Expenses	1Q 2013	4Q 2012	% Change
Real estate taxes	34.2%	$16,454	$15,189	8.3%
Personnel	24.5%	11,803	11,226	5.1%
Utilities	16.3%	7,870	7,815	0.7%
Repair and maintenance	14.4%	6,934	7,210	-3.8%
Administrative and marketing	6.2%	2,999	3,283	-8.7%
Insurance	4.4%	2,117	2,173	-2.6%

Same-store operating expenses	100.0%	$48,177	$46,896	2.7%

Same-store Homes	37,096

Attachment 7(A) UDR, Inc. Apartment Home Breakout (1) Portfolio Overview as of Quarter Ended March 31, 2013 (Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabil. /Other(3)	Homes	Homes(4)	(incl. JV)(4)
West Region
Orange County, CA	3,290	—	964	4,254	—	4,254
San Francisco, CA	2,028	408	—	2,436	110	2,546
Seattle, WA	2,165	—	—	2,165	555	2,720
Los Angeles, CA	919	—	583	1,502	269	1,771
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Inland Empire, CA	654	—	—	654	—	654
Portland, OR	716	—	—	716	—	716
Sacramento, CA	914	—	—	914	—	914
San Diego, CA	366	—	—	366	307	673
	12,617	408	1,547	14,572	1,241	15,813
Mid-Atlantic Region
Metropolitan DC	4,313	—	255	4,568	923	5,491
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	150	318
	9,578	—	255	9,833	1,452	11,285
Northeast Region
New York, NY	700	508	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,542	2,721
Philadelphia	—	—	—	—	290	290
	1,879	508	706	3,093	2,542	5,635
Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515
Southwest Region
Dallas, TX	3,117	347	—	3,464	2,657	6,121
Austin, TX	390	883	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,507	1,230	—	4,737	4,323	9,060

Totals	37,096	2,146	2,508	41,750	9,558	51,308

Communities (5)	132	7	4	143	39	182

Total Homes (incl. joint ventures)(4)			51,308
Homes in Development, Excluding Completed Homes (6)
Current Pipeline Wholly-Owned			2,367
Current Pipeline Joint Venture (7)			520

Total expected homes (including development)			54,195

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquisition, Development, Redevelopment and Other categories on Attachment 5.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture ownership interests.
(5)	27 Seventy Five Mesa Verde was previously disclosed as three communities. See Attachment 7(B).
(6)	See Attachment 9 for detail of our development communities.
(7)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture ownership interests.

Attachment 7(B) UDR, Inc. Non-Mature Home Summary (1) Portfolio Overview as of Quarter Ended March 31, 2013 (Unaudited)

Non-Mature Home Breakout—By Region (excludes projects currently under development)

Community	Category	# of Homes	Same-Store Date
West Region
Orange County, CA
27 Seventy Five Mesa Verde (2)	Redevelopment	964	3Q15
San Francisco, CA
Bay Terrace	Stabilized, Non-Mature	120	2Q13
CitySouth	Stabilized, Non-Mature	288	3Q13
Los Angeles, CA
The Westerly on Lincoln	Redevelopment	583	3Q14
Mid-Atlantic Region
Metropolitan D.C.
Capitol View on 14th (3)	Development	255	2Q15

Community	Category	# of Homes	Same-Store Date
Northeast Region
New York, NY
95 Wall (4)	Stabilized, Non-Mature	508	2Q14
Rivergate	Redevelopment	706	4Q15
Southwest Region
Dallas, TX
Savoye[2]	Stabilized, Non-Mature	347	4Q13
Austin, TX
Barton Creek Landing	Stabilized, Non-Mature	250	2Q13
Lakeline Villas	Stabilized, Non-Mature	309	3Q13
Red Stone Ranch	Stabilized, Non-Mature	324	3Q13

Total		4,654

Non-Mature Home Breakout—By Date (Quarter Indicates Date of Same-Store Inclusion)

Date & Community	Category	# of Homes
2Q13
Barton Creek Landing	Stabilized, Non-Mature	250
Bay Terrace	Stabilized, Non-Mature	120

		370

3Q13
CitySouth	Stabilized, Non-Mature	288
Lakeline Villas	Stabilized, Non-Mature	309
Red Stone Ranch	Stabilized, Non-Mature	324

		921

4Q13
Savoye[2]	Stabilized, Non-Mature	347
2Q14
95 Wall (4)	Stabilized, Non-Mature	508

Date & Community	Category	# of Homes
3Q14
The Westerly on Lincoln	Redevelopment	583
2Q15
Capitol View on 14th (3)	Development	255
3Q15
27 Seventy Five Mesa Verde	Redevelopment	964
4Q15
Rivergate	Redevelopment	706

Total		4,654

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of Homes
Community	From	To	in 1Q 2013
Capitol View on 14th (3)	Development	Development	179
21 Chelsea	Stabilized, Non-Mature	1Q Mature	(207)

Net Change			(28)

Number of Non-Mature Homes

	3/31/13	12/31/12	Change
Stabilized, Non-Mature	2,146	2,353	(207)
Redevelopment	2,253	2,253	—
Development	255	76	179

Total Non-Mature	4,654	4,682	(28)

(1)	See Attachment 16 for definitions and other terms.
(2)	Communities were combined in 1Q 2013. Formerly known as Pine Brook Village I & II and Villa Venetia.
(3)	Community completed development of 179 additional homes in Q1 2013.
(4)	Property results were affected by Hurricane Sandy, therefore the same-store date was adjusted.

Attachment 7(C) UDR, Inc. Total Revenue Per Occupied Home Summary (1) Portfolio Overview as of Quarter Ended March 31, 2013 (Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabilized (3)	Homes	Homes(4)	(incl. pro rata JV)(4)
West Region
Orange County, CA	$1,659	$—	$1,654	$1,658	$—	$1,658
San Francisco, CA	2,580	2,228	—	2,521	3,323	2,524
Seattle, WA	1,465	—	—	1,465	3,008	1,638
Los Angeles, CA	2,079	—	1,970	2,038	3,954	2,090
Monterey Peninsula, CA	1,122	—	—	1,122	—	1,122
Inland Empire, CA	1,442	—	—	1,442	—	1,442
Portland, OR	1,073	—	—	1,073	—	1,073
Sacramento, CA	917	—	—	917	—	917
San Diego, CA	1,462	—	—	1,462	3,110	1,653
Mid-Atlantic Region
Metropolitan DC	1,795	—	2,116	1,802	2,614	1,839
Baltimore, MD	1,441	—	—	1,441	1,712	1,444
Richmond, VA	1,179	—	—	1,179	—	1,179
Norfolk, VA	1,016	—	—	1,016	—	1,016
Other Mid-Atlantic	991	—	—	991	2,787	1,169
Northeast Region
New York, NY	3,509	3,129	3,553	3,423	4,135	3,537
Boston, MA	2,073	—	—	2,073	2,039	2,060
Philadelphia	—	—	—	—	2,902	2,902
Southeast Region
Tampa, FL	1,080	—	—	1,080	—	1,080
Orlando, FL	989	—	—	989	—	989
Nashville, TN	978	—	—	978	—	978
Other Florida	1,284	—	—	1,284	—	1,284
Southwest Region
Dallas, TX	1,104	1,492	—	1,142	1,244	1,155
Austin, TX	1,329	1,108	—	1,176	3,795	1,418
Other Southwest	—	—	—	—	1,059	1,059

Weighted Average	$1,448	$1,846	$2,343	$1,514	$2,387	$1,569

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquisition, Development, Redevelopment and Other categories on Attachment 5.
(4)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture ownership interests.

Attachment 7(D) UDR, Inc. Net Operating Income Breakout By Market(1) March 31, 2013 (Dollars in Thousands) (Unaudited)

	Three Months Ended March 31, 2013
			Pro-Rata
	Same-Store	Non Same-Store	Share of JVs(2)	Total
Net Operating Income	$105,736	$19,580	$13,239	$138,555

	Three Months Ended March 31, 2013
	As a % of NOI
	Same-Store	Total
West Region
Orange County, CA	10.7%	10.0%
San Francisco, CA	10.6%	9.6%
Seattle, WA	5.8%	6.5%
Los Angeles, CA	3.4%	4.4%
Monterey Peninsula, CA	2.9%	2.2%
Inland Empire, CA	1.8%	1.4%
Portland, OR	1.4%	1.1%
Sacramento, CA	1.4%	1.1%
San Diego, CA	1.0%	0.9%

	39.0%	37.2%
Mid-Atlantic Region
Metropolitan DC	14.5%	12.6%
Baltimore, MD	6.5%	5.1%
Richmond, VA	3.3%	2.5%
Norfolk, VA	2.6%	2.0%
Other Mid-Atlantic	0.3%	0.3%

	27.2%	22.5%

	Three Months Ended March 31, 2013
	As a % of NOI
Region	Same-Store	Total
Northeast Region
New York, NY	5.1%	12.0%
Boston, MA	4.5%	5.5%
Philadelphia	0.0%	0.7%

	9.6%	18.2%
Southeast Region
Tampa, FL	6.5%	5.0%
Orlando, FL	5.5%	4.3%
Nashville, TN	4.1%	3.2%
Other Florida	1.5%	1.1%

	17.6%	13.6%
Southwest Region
Dallas, TX	5.7%	5.7%
Austin, TX	0.9%	2.5%
Other Southwest	0.0%	0.3%

	6.6%	8.5%

Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes UDR’s pro rata share of joint venture net operating income.

Attachment 8(A) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter March 31, 2013 (Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 2013 NOI	1Q 13	1Q 12	Change	1Q 13	1Q 12	Change
West Region
Orange County, CA	3,290	10.7%	94.6%	94.6%	0.0%	$1,659	$1,594	4.1%
San Francisco, CA	2,028	10.6%	95.7%	95.8%	-0.1%	2,580	2,396	7.7%
Seattle, WA	2,165	5.8%	95.9%	95.7%	0.2%	1,465	1,382	6.0%
Los Angeles, CA	919	3.4%	95.1%	94.7%	0.4%	2,079	1,983	4.8%
Monterey Peninsula, CA	1,565	2.9%	89.6%	92.0%	-2.4%	1,122	1,067	5.2%
Inland Empire, CA	654	1.8%	94.4%	94.9%	-0.5%	1,442	1,415	1.9%
Portland, OR	716	1.4%	96.1%	93.7%	2.4%	1,073	1,025	4.7%
Sacramento, CA	914	1.4%	91.1%	91.2%	-0.1%	917	894	2.6%
San Diego, CA	366	1.0%	94.1%	94.2%	-0.1%	1,462	1,377	6.2%

	12,617	39.0%	94.2%	94.4%	-0.2%	1,641	1,556	5.5%
Mid-Atlantic Region
Metropolitan DC	4,313	14.5%	96.9%	96.6%	0.3%	1,795	1,709	5.0%
Baltimore, MD	2,301	6.5%	96.5%	96.7%	-0.2%	1,441	1,409	2.3%
Richmond, VA	1,358	3.3%	96.6%	94.7%	1.9%	1,179	1,158	1.8%
Norfolk, VA	1,438	2.6%	94.0%	94.8%	-0.8%	1,016	986	3.0%
Other Mid-Atlantic	168	0.3%	96.8%	93.2%	3.6%	991	994	-0.3%

	9,578	27.2%	96.3%	96.0%	0.3%	1,494	1,440	3.8%
Northeast Region
New York, NY	700	5.1%	95.8%	98.1%	-2.3%	3,509	3,209	9.3%
Boston, MA	1,179	4.5%	96.0%	96.2%	-0.2%	2,073	1,920	8.0%

	1,879	9.6%	95.9%	96.9%	-1.0%	2,608	2,406	8.4%
Southeast Region
Tampa, FL	3,452	6.5%	96.5%	96.1%	0.4%	1,080	1,019	6.0%
Orlando, FL	3,167	5.5%	95.7%	95.5%	0.2%	989	946	4.5%
Nashville, TN	2,260	4.1%	96.6%	97.0%	-0.4%	978	920	6.3%
Other Florida	636	1.5%	95.8%	94.7%	1.1%	1,284	1,240	3.5%

	9,515	17.6%	96.2%	96.0%	0.2%	1,039	986	5.4%
Southwest Region
Dallas, TX	3,117	5.7%	96.1%	95.7%	0.4%	1,104	1,028	7.4%
Austin, TX	390	0.9%	97.0%	95.4%	1.6%	1,329	1,235	7.6%

	3,507	6.6%	96.2%	95.7%	0.5%	1,129	1,051	7.4%

Total/Weighted Avg.	37,096	100%	95.5%	95.5%	0.0%	$1,448	$1,374	5.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter March 31, 2013 (Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 13	1Q 12	Change	1Q 13	1Q 12	Change	1Q 13	1Q 12	Change
West Region
Orange County, CA	3,290	$15,494	$14,886	4.1%	$4,169	$4,370	-4.6%	$11,325	$10,516	7.7%
San Francisco, CA	2,028	15,020	13,965	7.6%	3,848	3,688	4.3%	11,172	10,277	8.7%
Seattle, WA	2,165	9,124	8,592	6.2%	2,940	2,636	11.5%	6,184	5,956	3.8%
Los Angeles, CA	919	5,451	5,178	5.3%	1,821	1,846	-1.4%	3,630	3,332	8.9%
Monterey Peninsula, CA	1,565	4,720	4,609	2.4%	1,638	1,482	10.5%	3,082	3,127	-1.4%
Inland Empire, CA	654	2,670	2,635	1.3%	807	841	-4.0%	1,863	1,794	3.8%
Portland, OR	716	2,214	2,062	7.4%	686	685	0.1%	1,528	1,377	11.0%
Sacramento, CA	914	2,290	2,236	2.4%	785	770	1.9%	1,505	1,466	2.7%
San Diego, CA	366	1,510	1,425	6.0%	484	534	-9.4%	1,026	891	15.2%

	12,617	58,493	55,588	5.2%	17,178	16,852	1.9%	41,315	38,736	6.7%
Mid-Atlantic Region
Metropolitan DC	4,313	22,507	21,355	5.4%	7,160	6,817	5.0%	15,347	14,538	5.6%
Baltimore, MD	2,301	9,599	9,403	2.1%	2,750	2,733	0.6%	6,849	6,670	2.7%
Richmond, VA	1,358	4,642	4,466	3.9%	1,165	1,139	2.3%	3,477	3,327	4.5%
Norfolk, VA	1,438	4,119	4,034	2.1%	1,343	1,310	2.5%	2,776	2,724	1.9%
Other Mid-Atlantic	168	484	467	3.6%	171	161	6.2%	313	306	2.3%

	9,578	41,351	39,725	4.1%	12,589	12,160	3.5%	28,762	27,565	4.3%
Northeast Region
New York, NY	700	7,060	6,612	6.8%	1,670	1,699	-1.7%	5,390	4,913	9.7%
Boston, MA	1,179	7,039	6,532	7.8%	2,358	2,144	10.0%	4,681	4,388	6.7%

	1,879	14,099	13,144	7.3%	4,028	3,843	4.8%	10,071	9,301	8.3%
Southeast Region
Tampa, FL	3,452	10,795	10,138	6.5%	3,890	3,677	5.8%	6,905	6,461	6.9%
Orlando, FL	3,167	8,997	8,583	4.8%	3,132	2,953	6.1%	5,865	5,630	4.2%
Nashville, TN	2,260	6,405	6,050	5.9%	2,022	2,010	0.6%	4,383	4,040	8.5%
Other Florida	636	2,347	2,242	4.7%	795	779	2.1%	1,552	1,463	6.1%

	9,515	28,544	27,013	5.7%	9,839	9,419	4.5%	18,705	17,594	6.3%
Southwest Region
Dallas, TX	3,117	9,918	9,202	7.8%	3,928	3,774	4.1%	5,990	5,428	10.4%
Austin, TX	390	1,508	1,379	9.4%	615	542	13.5%	893	837	6.7%

	3,507	11,426	10,581	8.0%	4,543	4,316	5.3%	6,883	6,265	9.9%

Totals	37,096	$153,913	$146,051	5.4%	$48,177	$46,590	3.4%	$105,736	$99,461	6.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)
UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
March 31, 2013
(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 13	4Q 12	Change	1Q 13	4Q 12	Change
West Region
Orange County, CA	3,290	94.6%	94.9%	-0.3%	$1,659	$1,651	0.5%
San Francisco, CA	2,028	95.7%	96.3%	-0.6%	2,580	2,565	0.6%
Seattle, WA	2,165	95.9%	96.7%	-0.8%	1,465	1,439	1.8%
Los Angeles, CA	919	95.1%	95.6%	-0.5%	2,079	2,061	0.9%
Monterey Peninsula, CA	1,565	89.6%	92.2%	-2.6%	1,122	1,136	-1.2%
Inland Empire, CA	654	94.4%	94.1%	0.3%	1,442	1,437	0.3%
Portland, OR	716	96.1%	95.9%	0.2%	1,073	1,061	1.1%
Sacramento, CA	914	91.1%	93.0%	-1.9%	917	876	4.7%
San Diego, CA	366	94.1%	95.7%	-1.6%	1,462	1,424	2.7%

	12,617	94.2%	95.0%	-0.8%	1,641	1,625	1.0%
Mid-Atlantic Region
Metropolitan DC	4,313	96.9%	96.9%	0.0%	1,795	1,783	0.7%
Baltimore, MD	2,301	96.5%	96.0%	0.5%	1,441	1,434	0.5%
Richmond, VA	1,358	96.6%	95.6%	1.0%	1,179	1,177	0.2%
Norfolk, VA	1,438	94.0%	94.3%	-0.3%	1,016	989	2.7%
Other Mid-Atlantic	168	96.8%	97.9%	-1.1%	991	990	0.1%

	9,578	96.3%	96.1%	0.2%	1,494	1,483	0.8%
Northeast Region
New York, NY	700	95.8%	97.0%	-1.2%	3,509	3,469	1.2%
Boston, MA	1,179	96.0%	95.8%	0.2%	2,073	2,059	0.7%

	1,879	95.9%	96.2%	-0.3%	2,608	2,590	0.7%
Southeast Region
Tampa, FL	3,452	96.5%	96.3%	0.2%	1,080	1,057	2.2%
Orlando, FL	3,167	95.7%	95.9%	-0.2%	989	977	1.2%
Nashville, TN	2,260	96.6%	96.8%	-0.2%	978	970	0.8%
Other Florida	636	95.8%	96.6%	-0.8%	1,284	1,242	3.4%

	9,515	96.2%	96.3%	-0.1%	1,039	1,022	1.7%
Southwest Region
Dallas, TX	3,117	96.1%	95.5%	0.6%	1,104	1,085	1.8%
Austin, TX	390	97.0%	96.7%	0.3%	1,329	1,332	-0.2%

	3,507	96.2%	95.6%	0.6%	1,129	1,113	1.4%

Total/Weighted Avg.	37,096	95.5%	95.8%	-0.3%	$1,448	$1,433	1.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)
UDR, Inc.
Same-Store Operating Information By Major Market (1)
Current Quarter vs. Last Quarter
March 31, 2013
(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 13	4Q 12	Change	1Q 13	4Q 12	Change	1Q 13	4Q 12	Change
West Region
Orange County, CA	3,290	$15,494	$15,463	0.2%	$4,169	$4,134	0.8%	$11,325	$11,329	0.0%
San Francisco, CA	2,028	15,020	15,026	0.0%	3,848	3,854	-0.2%	11,172	11,172	0.0%
Seattle, WA	2,165	9,124	9,040	0.9%	2,940	2,738	7.4%	6,184	6,302	-1.9%
Los Angeles, CA	919	5,451	5,433	0.3%	1,821	1,820	0.1%	3,630	3,613	0.5%
Monterey Peninsula, CA	1,565	4,720	4,919	-4.0%	1,638	1,621	1.0%	3,082	3,298	-6.5%
Inland Empire, CA	654	2,670	2,654	0.6%	807	643	25.5%	1,863	2,011	-7.4%
Portland, OR	716	2,214	2,185	1.3%	686	728	-5.8%	1,528	1,457	4.9%
Sacramento, CA	914	2,290	2,233	2.6%	785	737	6.5%	1,505	1,496	0.6%
San Diego, CA	366	1,510	1,497	0.9%	484	431	12.3%	1,026	1,066	-3.8%

	12,617	58,493	58,450	0.1%	17,178	16,706	2.8%	41,315	41,744	-1.0%
Mid-Atlantic Region
Metropolitan DC	4,313	22,507	22,360	0.7%	7,160	6,757	6.0%	15,347	15,603	-1.6%
Baltimore, MD	2,301	9,599	9,506	1.0%	2,750	2,756	-0.2%	6,849	6,750	1.5%
Richmond, VA	1,358	4,642	4,585	1.2%	1,165	1,152	1.1%	3,477	3,433	1.3%
Norfolk, VA	1,438	4,119	4,024	2.4%	1,343	1,316	2.1%	2,776	2,708	2.5%
Other Mid-Atlantic	168	484	488	-0.8%	171	163	4.9%	313	325	-3.7%

	9,578	41,351	40,963	0.9%	12,589	12,144	3.7%	28,762	28,819	-0.2%
Northeast Region
New York, NY	700	7,060	7,067	-0.1%	1,670	1,663	0.4%	5,390	5,404	-0.3%
Boston, MA	1,179	7,039	6,976	0.9%	2,358	2,015	17.0%	4,681	4,961	-5.6%

	1,879	14,099	14,043	0.4%	4,028	3,678	9.5%	10,071	10,365	-2.8%
Southeast Region
Tampa, FL	3,452	10,795	10,545	2.4%	3,890	3,840	1.3%	6,905	6,705	3.0%
Orlando, FL	3,167	8,997	8,900	1.1%	3,132	3,100	1.0%	5,865	5,800	1.1%
Nashville, TN	2,260	6,405	6,367	0.6%	2,022	2,155	-6.2%	4,383	4,212	4.1%
Other Florida	636	2,347	2,289	2.5%	795	863	-7.9%	1,552	1,426	8.8%

	9,515	28,544	28,101	1.6%	9,839	9,958	-1.2%	18,705	18,143	3.1%
Southwest Region
Dallas, TX	3,117	9,918	9,687	2.4%	3,928	3,769	4.2%	5,990	5,918	1.2%
Austin, TX	390	1,508	1,507	0.1%	615	641	-4.1%	893	866	3.1%

	3,507	11,426	11,194	2.1%	4,543	4,410	3.0%	6,883	6,784	1.5%

Total	37,096	$153,913	$152,751	0.8%	$48,177	$46,896	2.7%	$105,736	$105,855	-0.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)
UDR, Inc.
Same-Store Operating Information By Major Market (1)
March 31, 2013
(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth			Turnover
	1Q 2013	1Q 2013	1Q 2013	1Q 2012	TTM
West Region
Orange County, CA	2.1%	5.0%	54.5%	49.4%	57.0%
San Francisco, CA	3.9%	6.6%	47.2%	48.0%	52.4%
Seattle, WA	4.5%	6.3%	48.1%	50.2%	56.5%
Los Angeles, CA	1.8%	5.0%	49.9%	47.7%	51.8%
Monterey Peninsula, CA	-0.5%	3.8%	49.8%	66.1%	64.3%
Inland Empire, CA	-0.3%	5.2%	51.5%	50.2%	55.5%
Portland, OR	5.9%	8.2%	43.6%	57.2%	59.9%
Sacramento, CA	3.9%	7.2%	55.0%	58.6%	61.2%
San Diego, CA	10.2%	13.3%	86.4%	66.5%	71.6%

	2.9%	5.9%	51.5%	52.9%	57.5%
Mid-Atlantic Region
Metropolitan DC	1.2%	5.1%	36.1%	37.2%	46.4%
Baltimore, MD	-3.0%	5.2%	43.0%	40.4%	52.2%
Richmond, VA	-2.8%	4.2%	45.1%	52.3%	55.8%
Norfolk, VA	-1.1%	5.1%	52.2%	51.9%	61.0%
Other Mid-Atlantic	2.9%	5.6%	38.6%	43.5%	65.5%

	-0.5%	5.0%	41.5%	42.4%	51.6%
Northeast Region
New York, NY	2.0%	5.0%	30.1%	31.9%	39.1%
Boston, MA	4.1%	6.6%	37.8%	40.9%	42.1%

	3.2%	5.9%	35.0%	37.6%	41.0%
Southeast Region
Tampa, FL	3.3%	6.0%	38.1%	42.8%	49.7%
Orlando, FL	3.0%	7.0%	44.6%	45.1%	53.6%
Nashville, TN	1.4%	5.6%	48.5%	43.6%	56.0%
Other Florida	6.5%	8.8%	44.0%	42.1%	55.8%

	3.0%	6.4%	43.1%	43.7%	52.9%
Southwest Region
Dallas, TX	3.0%	6.5%	46.8%	50.4%	52.2%
Austin, TX	4.6%	7.1%	53.0%	52.0%	54.9%

	3.2%	6.6%	47.5%	50.5%	52.5%

Total/Weighted Avg.	2.2%	5.8%	45.5%	46.8%	53.5%

Percentage of Total	54.0%	46.0%

	1Q 2013	1Q 2012
Total Combined New and Renewal Lease Rate Growth	3.8%	4.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9
UDR, Inc.
Development Summary (1)
March 31, 2013
(Dollars in Thousands)
(Unaudited)

Wholly-Owned

								Schedule				Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost			Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Start	Occ.	Compl.	Stabil.	Leased	Occupied
Projects Under Construction
Fiori on Vitruvian Park®	Addison, TX	391	—	$85,467	$98,350	$252		3Q 11	2Q 13	3Q 13	4Q 14	6.1%	0.0%
The Residences at Bella Terra	Huntington Beach, CA	467	—	109,170	150,000	321	(2)	4Q 11	2Q 13	4Q 13	1Q 15	6.9%	—
Channel @ Mission Bay	San Francisco, CA	315	—	94,851	145,000	460	(3)	4Q 10	4Q 13	4Q 13	1Q 15	—	—
Los Alisos	Mission Viejo, CA	320	—	53,572	87,050	272		2Q 11	3Q 13	4Q 13	1Q 15	—	—
The Calvert (4)	Alexandria, VA	332	—	45,310	132,000	398		3Q 11	1Q 14	2Q 14	3Q 15	—	—
Beach Walk	Huntington Beach, CA	173	—	16,544	50,700	293		3Q 12	2Q 14	2Q 14	3Q 15	—	—
Pier 4	Boston, MA	369	—	47,902	217,700	590	(5)	4Q 12	1Q 15	2Q 15	3Q 16	—	—

Total		2,367	—	$452,816	$880,800	$372

Completed Projects, Non-Stabilized
Capitol View on 14th	Washington, DC	255	255	$120,128	$126,100	$495	(6)	4Q 10	4Q 12	1Q 13	1Q 14	60.0%	50.2%
Completed Projects, Stabilized During Quarter (7)
N/A	N/A	—	—	$—	$—	$—		N/A	N/A	N/A	N/A

Total—Wholly Owned		2,622	255	$572,944	$1,006,900	$384

Net Operating Income From Wholly-Owned Projects

1Q 2013
Projects Under Construction	$(188)
Completed, Non-Stabilized	208
Completed, Stabilized During Quarter (7)	—

Total	$20

Capitalized Interest for Current Development Projects

1Q 13		1Q 12
$ 4,91	6	$2,219

Projected Weighted Average Stabilized Yield of Wholly-owned Projects: 6.0% to 6.5%

Unconsolidated Joint Ventures

									Schedule				Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost		Debt	Start	Occ.	Compl.	Stabil.	Leased	Occupied
Projects Under Construction
13th & Market	San Diego, CA	95%	264	—	$40,965	$75,500	(8)	$10,203	2Q 11	4Q 13	1Q 14	2Q 15	—	—
Domain College Park	College Park, MD	95%	256	—	35,729	65,100	(9)	9,694	2Q 11	3Q 13	1Q 14	2Q 15	3.1%	0.0%

Total			520	—	$76,694	$140,600		$19,897

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	—	—		—	—	—	—	—	—	—
Completed Projects, Stabilized During Quarter
N/A	N/A	—	—	—	—	—		—	—	—	—	—	—	—

Total—Unconsolidated Joint Ventures			520	—	$76,694	$140,600

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes 17,000 square feet of retail space.
(3)	Includes 8,000 square feet of retail space.
(4)	Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(5)	Includes 11,000 square feet of retail space.
(6)	Includes 16,000 square feet of retail space.
(7)	NOI is included in Stabilized, Non-Mature category on Attachment 5.
(8)	Includes 21,000 square feet of retail space.
(9)	Includes 10,000 square feet of retail space.

Attachment 10
UDR, Inc.
Redevelopment Summary (1)
December 31, 2012
(Dollars in Thousands)
(Unaudited)

Wholly-Owned

		# of	Compl.	Cost to	Budgeted	Est. Cost	Schedule					Percentage
Community	Location	Homes	Homes	Date	Cost(2)	per Home	Acq.		Start	Compl.	Same-Store(3)	Leased	Occupied
Projects in Redevelopment
The Westerly on Lincoln	Marina del Rey, CA	583	424	$32,303	$36,100	$62	3Q 10		3Q 11	2Q 13	3Q 14	97.1%	95.9%
Rivergate	New York, NY	706	205	23,648	60,000	85	3Q 11		3Q 11	3Q 14	4Q 15	92.5%	90.8%
27 Seventy Five Mesa Verde	Costa Mesa, CA	964	220	38,541	75,300	78	Various	(4)	3Q 11	2Q 14	3Q 15	80.9%	79.1%

Total		2,253	849	$94,492	$171,400	$76

Completed Redevelopments, Non-Stabilized
N/A	N/A	—	—	—	—	—	—		—	—	—
Completed Redevelopments, Stabilized During Quarter
N/A	N/A	—	—	—	—	—	—		—	—	—

Total—Wholly Owned		2,253	849	$94,492	$171,400	$76

Projected Weighted Average Return on Incremental Capital Invested:	7.0% to 9.0%

Capitalized Interest for Current Redevelopment Projects

1Q 13	1Q 12
$737	$504

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the same-store pool.
(4)	Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.

Attachment 11 UDR, Inc. Land Summary (1) March 31, 2013 (Dollars in Thousands) (Unaudited)

Parcel	Location	UDR Ownership Interest	Cost Basis	UDR Pro-Rata Cost Basis	Status Update (2)
					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100%	$17,195	$17,195			X
Vitruvian Park®	Addison, TX	100%	85,511	85,511		X	X
7 Harcourt (3)	Boston, MA	100%	4,847	4,847	X
399 Fremont (4)	San Francisco, CA	100%	60,916	60,916		X

Total			$168,469	$168,469

			Cost Basis	UDR Pro-Rata Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95.0%	$11,059	$10,506	X
2919 Wilshire	Santa Monica, CA	95.0%	7,550	7,173	X

Total			$18,609	$17,679

			Cost Basis	UDR Pro-Rata Cost Basis
UDR/MetLife I Unconsolidated Joint Venture
8 parcels (5)		4.3%	$185,864	$7,465	X	X	X

Total			$372,942	$193,613

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR’s Garrison Square community. Will include primarily common areas for Garrison Square.
(4)	Cost basis includes $4.7 million payment made in January 2013 to purchase our partner’s interest.
(5)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; Dublin, CA; and Fort Lauderdale, FL.

Attachment 12 UDR, Inc. Unconsolidated Joint Venture Summary (1) March 31, 2013 (Dollars in Thousands) (Unaudited)

Portfolio Characteristics

	Property Type	# of Comm. / Parcels	# of Homes	Own. Interest	Physical Occupancy 1Q 13	Total Revenue per Occupied Home 1Q 13(1)	Net Operating Income
							UDR’s Share	Total
Joint Venture							1Q 2013	1Q 2013(2)
UDR / MetLife II	Various	13	2,752	50.0%	95.9%	$3,104	$9,043	$18,086
UDR / MetLife I
Operating communities	Various	14	2,547	13.3%	95.2%	2,761	1,462	12,159
Land parcels		8	TBD	4.3%	—	—	(5)	(70)
UDR / KFH	High-rise	3	660	30.0%	93.9%	2,521	1,053	3,510
Lodge at Stoughton	Garden	1	240	95.0%	94.2%	1,607	607	639
Texas	Garden	8	3,359	20.0%	96.6%	983	1,079	5,395

Total/Weighted Average		47	9,558		95.8%	$2,387	$13,239	$39,719

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity	Weighted Avg.	Debt	Returns
Joint Venture	Estate Assets(3)	Project Debt(3)	Investment	Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,423,806	$774,885	$311,005	4.2%	Various
UDR / MetLife I	1,328,799	496,865	75,959	4.3%	Various
UDR / KFH	280,820	165,209	28,598	3.4%	Various
Lodge at Stoughton	41,363	24,482	16,162	3.0%	10/2014
Texas	321,376	219,588	2,608	5.6%	2014

Total/Weighted Average	$3,396,164	$1,681,029	$434,332	4.3%		6.1%	7.9%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	Q1 2013 vs. Q1 2012 Growth			Q1 2013 vs. Q4 2012 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	8	7.5%	10.1%	6.4%	2.3%	7.6%	0.2%
UDR / MetLife I	13	8.5%	2.9%	12.4%	0.2%	11.8%	-6.2%
UDR / KFH	1	0.6%	-3.1%	2.0%	6.8%	-13.1%	16.3%
Texas	8	6.1%	16.4%	-0.7%	0.8%	20.7%	-10.6%

Total/Average	30	7.4%	8.0%	7.1%	1.2%	12.0%	-4.3%

Same-Store JV Results at UDR’s Pro-rata Ownership

				NOI			NOI
Interest				6.3%			-2.2%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents net operating income at 100 percent for the quarter ended March 31, 2013.
(3)	Joint ventures represented at 100 percent.

Attachment 13 UDR, Inc. Acquisitions and Dispositions Summary March 31, 2013 (Dollars in Thousands) (Unaudited)

			Ownership		# of	Price per
Date of Purchase	Community	Location	Interest	Price	Homes	Home
Acquisitions—Wholly-Owned
None
Acquisitions—Wholly-Owned Land
None
Acquisitions—Joint Venture
None

			Ownership		# of	Price per
Date of Sale	Community	Location	Interest	Price	Homes	Home
Dispositions—Wholly-Owned
None
Dispositions—Joint Ventures
None

Attachment 14 UDR, Inc. Capital Expenditure and Repair and Maintenance Summary March 31, 2013 (Dollars in Thousands) (Unaudited)

		Three Months
	Weighted Avg.	Ended
Category (Capitalized)	Useful Life (yrs) (1)	March 31, 2013	Cost per Home
Capital Expenditures for Consolidated Homes (2)
Average Number of Homes (3)		41,626
Recurring Cap Ex
Asset Preservation
Building Interiors	5 - 20	$2,577	$62
Building Exteriors	5 - 20	1,307	32
Landscaping and Grounds	10	544	13

Total Asset Preservation		4,428	107
Turnover Related	5	2,334	56

Total Recurring Cap Ex		6,762	163

Revenue Enhancing Cap Ex (4)	5 - 20	383	9

Total		$7,145	$172

	Three Months
	Ended
Category (Expensed)	March 31, 2013	Cost per Home
Repair and Maintenance for Consolidated Homes
Average Number of Homes	41,626

Contract Services	$4,406	$106

Turnover Related Expenses	1,152	28

Other Repair and Maintenance
Building Interiors	1,550	37
Building Exteriors	387	9
Landscaping and Grounds	247	6

Total	$7,742	186

(1)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2013.
(2)	Excludes redevelopment capital.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.

Attachment 15 UDR, Inc. Full-Year 2013 Guidance (1) March 31, 2013 (Unaudited)

FFO and AFFO per Share Guidance

	2Q 2013	Full Year 2013
FFO per common share, diluted	$0.33 to $0.35	$1.36 to $1.42
FFO As Adjusted per common share, diluted	$0.33 to $0.35	$1.33 to $1.39
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.27 to $0.29	$1.17 to $1.23
Weighted average diluted shares/units (M)	263.6	265.6
Annualized dividend per share		$0.94

Same-Store Guidance		Full Year 2013
Revenue growth		4.00% to 5.00%
Expense growth		2.75% to 3.25%
NOI growth		4.25% to 6.00%
Physical occupancy		95.5%
Same-store homes		37,096

Transactional Activity ($ in millions)		Full Year 2013
Wholly-owned acquisitions		None
Wholly-owned dispositions		$150 to $250
Cap rate spread		N/A
Development spending		$425 to $475
Redevelopment spending		$125 to $150
Joint venture investment		None

Capital Markets Activity ($ in millions)		Full Year 2013
Debt maturities		$160
New debt issuance		$300 to $375
Equity issuances		$75 to $125

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2013
Interest		($127) to ($133)
General and administrative, gross (2)		($43) to ($46)
Tax benefit for RE3		$11 to $13
Joint venture fee income		$9 to $11
Total joint venture FFO, excluding fee income		$23 to $27
Non-recurring items:
RE3 gains from asset sales		$0 to $5
Acquisition-related costs		None
Stabilized homes		41,495
Recurring capital expenditures per home		$1,020

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes an estimated $5.5 million of Long Term Incentive Plan compensation expense.

Attachment 16(A) UDR, Inc. Definitions and Reconciliations March 31, 2013 (Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO as Adjusted less recurring capital expenditures.

Management considers AFFO a useful metric for investors as it is more indicative of the Company’s recurring operational cash flow than FFO as Adjusted. A reconciliation between FFO as Adjusted and AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: FASB ASC Subtopic 205.20, requires, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Properties classified as real estate held for disposition generally represent properties actively marketed or contracted for sale that are expected to close within the next twelve months.

The primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition through March 31, 2013, are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results of all properties sold or classified as held for disposition through March 31, 2013, within the Consolidated Statements of Operations for the periods ended March 31, 2012 and 2013, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012.

UDR did not dispose of any communities during the three months ended March 31, 2013. During the three months ended March 31, 2012, UDR disposed of six communities with a total of 1,576 homes. During the twelve months ended December 31, 2012, UDR sold 21 communities with a total of 6,507 units. At March 31, 2013, UDR has no communities classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	1Q 2013	1Q 2012
Rental income	$—	$17,101
Rental expenses	—	5,929
Property management	—	470
Real estate depreciation	—	6,340
	—	12,739

Income before net gain on the sale of depreciable property	—	4,362
Net gain on the sale of depreciable property, net of tax	—	80,525

Income from discontinued operations, net of tax	$—	$84,887

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions during a respective quarter on all new leases signed.

Management considers effective new lease rate growth a useful metric for investors as it is useful when assessing market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions during a respective quarter on all renewed leases.

Management considers effective renewal lease rate growth a useful metric for investors as it is useful when assessing market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Estimated Quarter of Stabilization: The Company defines estimated quarter of stabilization of a development or redevelopment project as the initial quarter when operations stabilize in accordance with the Stabilization definition on Attachment 16(C) of the Company’s quarterly supplemental disclosure.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, non-controlling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-recurring items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and taxable REIT subsidiary property, storm-related expenses, severance costs and legal costs.

Management considers FFO as Adjusted a useful metric for investors as it is more indicative of the Company’s recurring operational FFO than FFO. FFO as Adjusted excludes non-recurring items which, if included, result in less comparability between companies and across time periods. A reconciliation from FFO to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B) UDR, Inc. Definitions and Reconciliations March 31, 2013 (Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP) excluding the impact of impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. A reconciliation between Net Income and FFO is provided on Attachment 2 of the Company’s quarterly supplemental disclosure.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, non-controlling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	1Q 2013
Loss from unconsolidated entities	$(2,802)
Management fee	799
Interest expense	6,110
Depreciation	9,005
General and administrative	127
Other income/expense	—

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$13,239

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, non-controlling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation of Net Income to NOI is provided below.

In thousands	1Q 2013	4Q 2012	1Q 2012
Net (loss)/Income attributable to UDR, Inc.	$(268)	$(12,300)	$83,156
Property management	5,068	5,017	4,737
Other operating expense	1,643	1,464	1,383
Real estate depreciation and amortization	83,442	83,456	87,907
Interest expense	30,981	30,660	34,745
Hurricane-related charges (recoveries), net	(3,021)	8,495	—
General and administrative	9,476	10,653	9,379
Tax benefit, net (includes valuation adjustment)	(1,973)	(1,628)	(22,876)
Loss from unconsolidated entities	2,802	2,757	2,691
Interest and other income, net	(1,016)	(1,157)	(694)
Joint venture management and other fees	(2,923)	(2,817)	(2,989)
Other depreciation and amortization	1,146	1,092	918
Income from discontinued operations, net of tax	—	(156)	(84,887)
Net loss/(income) attributable to non-controlling interests	(41)	(655)	3,472

Total consolidated NOI	$125,316	$124,881	$116,942

Attachment 16(C) UDR, Inc. Definitions and Reconciliations March 31, 2013 (Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-store (“SS”) Communities: The Company defines SS as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3: RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. RE3 gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and any related valuation allowance release, and the gross investment basis of the asset before accumulated depreciation.

Management considers the TRS’s gains on sales, net of taxes, when included in FFO, to be a meaningful supplemental measure of the Company’s performance as the short-term use of funds in the TRS produces a profit which generally differs from a traditional long-term real estate investment for a REIT.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that help to preserve the value of and maintain functionality at its communities.

Management considers recurring capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are necessary to preserve the value of its communities.

Redevelopment Communities: The Company defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization: The Company defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s same-store portfolio.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI divided by budgeted construction cost on a project-specific basis. Stabilized projected NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(A), is defined as forward twelve month stabilized NOI, or stabilized rental revenues and other revenues less stabilized operating expenses, one year following the delivery of the final home of a project. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-store (“SS”) Communities: The Company defines SS Communities as those communities stabilized for nine consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D) UDR, Inc. Definitions and Reconciliations March 31, 2013 (Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net loss per share for full year 2013 and second quarter of 2013 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2013
	Low	High
Forecasted earnings per diluted share	$(0.07)	$(0.01)
Conversion from GAAP share count	(0.08)	(0.08)
Depreciation	1.51	1.51
Non-Controlling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.36	$1.42

RE3 gains from asset sales	(0.02)	(0.02)
Hurricane-related recoveries, net	(0.01)	(0.01)

Forecasted FFO as Adjusted per diluted share	$1.33	$1.39

Recurring capital expenditures	(0.16)	(0.16)

Forecasted AFFO per diluted share	$1.17	$1.23

	2Q 2013
	Low	High
Forecasted earnings per diluted share	$(0.03)	$(0.01)
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.38	0.38
Non-Controlling Interests	(0.00)	(0.00)
Preferred Dividends	0.00	0.00

Forecasted FFO per diluted share	$0.33	$0.35

RE3 gains from asset sales	—	—

Forecasted FFO as Adjusted per diluted share	$0.33	$0.35

Recurring capital expenditures	(0.06)	(0.06)

Forecasted AFFO per diluted share	$0.27	$0.29